WAIVER AND AGREEMENT

         THIS WAIVER AND AGREEMENT (this "AGREEMENT") is entered into as of July 7, 2006, by and among Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), and the investors listed on the SCHEDULE OF INVESTORS attached hereto (collectively, the "INVESTORS").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company and certain of the Investors (the "2004 INVESTORS") entered into that certain Securities Purchase Agreement (the "2004 PURCHASE AGREEMENT"), dated as of August 19, 2004, pursuant to which the Company issued senior secured convertible notes, dated August 19, 2004 (such notes, together with any promissory notes issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "2004 INITIAL NOTES"), in an initial aggregate principal amount of $15,000,000 and warrants to purchase shares of the common stock, par value $.001 per share (the "COMMON STOCK"), of the Company, and subsequently issued to the Investors senior secured convertible notes, dated October 27, 2004 (such notes, together with any promissory notes issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "2004 ADDITIONAL NOTES" and, collectively with the Initial Notes, the "2004 NOTES"), in an initial aggregate principal amount of $5,000,000;

         WHEREAS, the Company entered into that certain letter agreement, dated January 25, 2005, with the 2004 Investors with respect to the 2004 Notes;

         WHEREAS, the Company entered into that certain Waiver and First Amendment to 2004 Notes and Warrants, dated as of May 31, 2005, with the 2004 Investors;

         WHEREAS, the Company and certain of the Investors (the "2005 INVESTORS") entered into a Securities Purchase Agreement, dated as of May 31, 2005 (the "2005 PURCHASE AGREEMENT"), pursuant to which the Company issued senior secured convertible notes, dated May 31, 2005, in an aggregate principal amount of $10,000,000 (such notes, together with any promissory notes issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the "2005 NOTES") and, under certain circumstances and based upon conditions set forth in the 2005 Notes, the Company may issue to the 2005 Investors warrants to purchase shares of Common Stock in the form attached as Exhibit C to the 2005 Purchase Agreement;

         WHEREAS, the Company entered into that certain Waiver and Amendment, dated as of December 1, 2005, with the Investors; and

         WHEREAS, the Company has delivered to the Investors an Officer's Certificate (as defined in the 2004 Notes), dated July 3, 2006, certifying that as of such date there was an Equity Liquidity Test Failure (as defined in the 2004 Notes) (the "JULY 2006 EQUITY LIQUIDITY TEST FAILURE").

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Investors, severally and not jointly, hereby agrees with the Company as follows:

         1.   COMPANY ALTERNATIVE CONVERSION NOTICE.

              (a) The Company hereby elects to cause the conversion of an aggregate of $5,000,000 in principal amount (the "AGGREGATE CONVERSION AMOUNT") of the 2004 Notes (together with the Additional Amount (as defined in the 2004 Notes) with respect thereto), as if the Company had delivered a Company Alternative Conversion Notice (as defined in Section 8(a) of the 2004 Notes) pursuant to each of the 2004 Notes with respect thereto, and this Section 1(a) shall be deemed a Company Alternative Conversion Notice pursuant to Section 8(a) of the 2004 Notes and the conversion elected by the foregoing shall be deemed a Company Alternative Conversion pursuant to Section 8 of the 2004 Notes (the "JULY COMPANY CONVERSION"). With respect to each of the 2004 Notes, the Pro Rata Conversion Amount (as defined in the 2004 Notes) of the Aggregate Conversion Amount shall be as set forth on EXHIBIT A attached hereto. Each of the 2004 Investors shall be entitled to convert the Pro Rata Conversion Amount with respect to the 2004 Notes held by such 2004 Investor, together with any Additional Amount with respect to the allocable portion of the principal represented by such Pro Rata Conversion Amount accruing through and including the applicable Conversion Date (as defined in the 2004 Notes), in accordance with Section 8(b) of such 2004 Notes.

              (b) Each of the 2004 Investors, severally and not jointly, hereby waives, solely with respect to the July Company Conversion, the requirement that the Company Alternative Conversion Notice deemed to be delivered pursuant to
Section 1(a) be delivered contemporaneously with an Installment Notice (as defined in the 2004 Notes).

              (c) Notwithstanding anything to the contrary in the 2004 Notes, each of the 2004 Investors, severally and not jointly, hereby agrees with the Company that the Company Alternative Conversion Period with respect to the July Company Conversion shall be the period commencing on and including July 10, 2006 through and including September 30, 2006.

              (d) Notwithstanding anything to the contrary in the 2004 Notes, the Company hereby agrees with each of the 2004 Investors, severally and not jointly, that such 2004 Investor may, but shall not be required to, convert all or any portion of the Pro Rata Conversion Amount (and the applicable Additional Amount with respect thereto) with respect to the 2004 Notes held by such 2004 Investor, and that any such conversion shall be at the sole election of such 2004 Investor. In the event that any of such Pro Rata Conversion Amount has not been converted by such 2004 Investor prior to October 1, 2006 (by delivering a Conversion Notice (as defined in the 2004 Notes) on or prior to the September 30, 2006), then, notwithstanding anything to the contrary in such 2004 Notes, the July Company Conversion shall be null and void with respect to any Pro Rata Conversion Amount as to which such 2004 Investor has not delivered a Conversion Notice on or prior to September 30, 2006, in accordance with the 2004 Notes, and such 2004 Investor shall be entitled to all the rights of a holder of such 2004 Notes with respect to such amount of the Pro Rata Conversion Amount, and, accordingly, shall be subject to all the other provisions of such 2004 Notes, including that if such amount remains outstanding on the

Maturity Date (as defined in the 2004 Notes), then the Company shall redeem the principal represented by such amount in accordance with Section 2(d)(vii) of such 2004 Notes.

              (e) Each of the 2004 Investors, severally and not jointly, hereby waives the obligation of the Company to comply with the Conditions to Company Alternative Conversion (as defined in the 2004 Notes) with respect only to the July Company Conversion. Each of the 2004 Investors, severally and not jointly, and the Company hereby agree that the provisions of Sections 8(d) and 8(e) of the 2004 Notes held by such 2004 Investor shall not apply, and shall be of no force or effect with respect, to the July Company Conversion.

         2. EARLY REPAYMENT ELECTION WAIVER. Each of the 2004 Investors, severally and not jointly, hereby waives such 2004 Investor's right to make an Early Repayment Election (as defined in the 2004 Notes) as a result of (i) the July 2006 Equity Liquidity Test Failure, and (ii) any Equity Liquidity Test Failure as of August 1, 2006 and/or September 1, 2006.

         3. COMPANY ALTERNATIVE REDEMPTION. The Company hereby agrees with each of the Investors, severally and not jointly, that as of and after the date of this Agreement until such time as otherwise agreed to in writing by the Company and each Investor, the Company shall not have the right to effect a redemption of any portion of the Principal (and any Additional Amount with respect thereto) of any of the 2004 Notes or the 2005 Notes held by such Investor pursuant to a Company Alternative Redemption (as defined in the 2004 Notes and the 2005 Notes), and any Company Alternative Redemption Notice delivered pursuant to such 2004 Notes or 2005 Notes shall be null and void and of no force or effect.

         4.   PAYMENT OF INSTALLMENT AMOUNTS.

              (a) Notwithstanding anything to the contrary in the 2004 Notes, each of the 2004 Investors, severally and not jointly, hereby waives, subject to
Section 4(c), the requirement that the Company convert the applicable Installment Amounts (as defined in the 2004 Notes) with respect to each of the 2004 Notes held by such 2004 Investor relating to the August 1, 2006 and September 1, 2006 Installment Dates (as defined in the 2004 Notes) (an "AUGUST 2006 INSTALLMENT AMOUNT" and a "SEPTEMBER 2006 INSTALLMENT AMOUNT," respectively) pursuant to an Installment Conversion (as defined in the 2004 Notes) and/or redeem such Installment Amounts pursuant to an Installment Redemption (as defined in the 2004 Notes).

              (b) Notwithstanding anything to the contrary in the 2004 Notes, each of the 2004 Investors, severally and not jointly, and the Company hereby agrees that, to the extent such 2004 Investor converts any portion of the Pro Rata Conversion Amount of the Aggregate Conversion Amount with respect to any of the 2004 Notes held by such 2004 Investor pursuant to a July Company Conversion, the principal amount of such 2004 Notes so converted shall be deducted (i) first, from the August 2006 Installment Amounts with respect to such 2004 Notes,
(ii) second, from the September 2006 Installment Amounts with respect to such 2004 Notes, and (iii) third, from the Installment Amounts with respect to such 2004 Notes relating to the latest Installment Date (i.e., nearest to the Maturity Date ), with respect to which Installment Amounts remain outstanding, and then sequentially from the immediately preceding Installment Amounts.

              (c) Notwithstanding anything to the contrary in the 2004 Initial Notes, each of the 2004 Investors, severally and not jointly, and the Company agree that that, the aggregate Installment Amounts relating to the October 2, 2006 Installment Date under the 2004 Notes held by such 2004 Investor shall be the sum of (i) the lesser of (A) the sum of (I) the product of the aggregate Principal Amortization Amounts multiplied by the Holders' Allocation Percentage, plus (II) the principal amount of the August 2006 Installment Amounts with respect to such 2004 Notes not converted pursuant to the Company Alternative Conversion Notice deemed delivered pursuant to Section 1(a) of this Agreement, plus (III) the principal amount of the September 2006 Installment Amounts not converted pursuant to the Company Alternative Conversion Notice deemed delivered pursuant to Section 1(a) of this Agreement and (B) the aggregate Principal of such 2004 Notes, plus (ii) the Additional Amount with respect to such aggregate Principal as of such Installment Date calculated as of such Installment Date, subject to the reduction of such Installment Amounts in accordance with Section 2(d)(ix) of such 2004 Notes.

         5. RESERVATION OF RIGHTS. The limited waivers of each of the Investors set forth in this Agreement are conditioned upon, and subject to, the Company's performance of its commitments and obligations under this Agreement, the breach or non-performance of which shall render such waivers null and void and of no force and effect, such Investor being entitled thereafter to exercise all remedies at law or in equity under the Transaction Documents (as defined in the 2004 Purchase Agreement and as amended to date, the "2004 TRANSACTION DOCUMENTS") or any of the Transaction Documents (as defined in the 2005 Purchase Agreement and as amended to date, the "2005 TRANSACTION DOCUMENTS" and, collectively with the 2004 Transaction Documents, the "TRANSACTION DOCUMENTS") as if such waivers had not been part of this Agreement as executed. The limited waivers set forth in this Agreement are not, and shall not be deemed to be, a waiver of any other condition, requirement, provision or breach of any of the Transaction Documents or any other agreement or instrument, or a waiver of any condition, requirement, provision or breach waived herein other than to the extent expressly set forth herein, and each Investor reserves all of its rights, remedies, powers and privileges under the Transaction Documents and otherwise.

         6.   COVENANTS.

              (a) Prior to 8:00 a.m., New York time, on the second Business Day (as defined in the Notes) following execution of this Agreement by the Company and the Investors, the Company shall file a Form 8-K (the "AGREEMENT FORM 8-K") with the Securities and Exchange Commission (the "SEC") describing the terms of this Agreement, disclosing the occurrence of the July Equity Liquidity Test Failure and the calculation thereof, any information reasonably requested to be disclosed therein by any Investor and any material non-public information previously provided by the Company, any of its Subsidiaries (as defined in the 2005 Purchase Agreement) or any of their respective officers, directors, employees or agents to any of the Investors and not subsequently disclosed on a Form 8-K or other publicly-available filing with the SEC prior to the filing of the Agreement Form 8-K, and including as an exhibit to such Agreement Form 8-K this Agreement, all in the form required by the Securities Exchange Act of 1934, as amended. The Company shall provide each Investor with a reasonably opportunity to review and comment upon the Agreement Form 8-K prior to the filing thereof with the SEC. The Company hereby represents and warrants to each of the Investors that, from and after the filing of the Agreement Form 8-K with the SEC, no Investor shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents.

              (b) Within two (2) Business Days following the execution of this Agreement by the Company and the Investors, the Company shall promptly reimburse each Investor for all of the out-of-pocket fees, costs and expenses (including, but not limited to, attorneys' fees, costs and expenses) incurred by such Investor in connection with the negotiation and documentation of this Agreement. Following the date hereof, the Company shall promptly reimburse each Investor for all of the out-of-pocket fees, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by such Investor in connection with any amendment, modification or waiver of any of the Transaction Documents and/or the enforcement of such Investor's rights and remedies under any of the Transaction Documents.

         7.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  The   Company
represents and warrants to each of the Investors that:

              (a) AUTHORIZATION; ENFORCEMENT; VALIDITY. Each of the Company and its applicable subsidiaries has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the 2004 Notes, as modified hereby, and the 2005 Notes, as modified hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization is required of the Company, its Board of Directors or its shareholders. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

              (b) NO CONFLICTS. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby will not
(i) result in a violation of the Articles of Incorporation or the Bylaws (each as defined in the 2005 Purchase Agreement) or the organizational documents of any Subsidiary (as defined in the 2005 Purchase Agreement); (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof.

         8. REPRESENTATION AND WARRANTIES OF THE INVESTORS. Each of the Investors represents and warrants, on behalf of itself only, to the Company that
(a) such Investor is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into and perform its obligations under this Agreement, and (b) this Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and is a valid and binding agreement of such Investor, enforceable against such Investor in accordance with its terms.


         9. ASSIGNMENTS AND TRANSFERS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

         10. HEADINGS. Headings and captions used in this Agreement (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

         11. GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         12. INDEPENDENT NATURE OF INVESTORS. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to enter into this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person or entity) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement and the Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

         13. ELECTRONIC TRANSMISSION; COUNTERPARTS; INTEGRATION. This Agreement may be executed and delivered via facsimile, email or similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Agreement and the instruments referenced herein constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to such matters, and except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The 2004 Transaction Documents and the 2005 Transaction Documents remain in force and effect.

         14. RATIFICATION BY GUARANTORS. By execution hereof, each of Dolphin Energy Corporation and Pannonian International, Ltd. hereby acknowledges and agrees that it has reviewed this Agreement and hereby ratifies and confirms its obligations under the 2004 Transaction Documents and the 2005 Transaction Documents, in each case as modified hereby.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]





60478755

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                   GALAXY ENERGY CORPORATION:


                                   By: /s/ MARC BRUNER
                                      ------------------------------------------
                                      Name:  Marc E. Bruner
                                      Title  President

                                   DOLPHIN ENERGY CORPORATION


                                   By: /s/ RICHARD E. KURTENBACH
                                      ------------------------------------------
                                      Name:  Richard E. Kurtenbach
                                      Title: Corporate Secretary

                                   PANNONIAN INTERNATIONAL, LTD.


                                   By: /s/ RICHARD E. KURTENBACH
                                      ------------------------------------------
                                      Name:  Richard E. Kurtenbach
                                      Title: Corporate Secretary


                           [SIGNATURE PAGES CONTINUE]












                    [SIGNATURE PAGE TO WAIVER AND AGREEMENT]

                                   HFTP INVESTMENT L.L.C.
                                   By: Promethean Asset Management L.L.C.
                                       Its: Investment Manager


                                   By: /s/ ROBERT J. BRANTMAN
                                      ------------------------------------------
                                      Name: Robert J. Brantman
                                      Title: Authorized Signatory

                                   GAIA OFFSHORE MASTER FUND, LTD.
                                   By:  Promethean Asset Management L.L.C.
                                        Its:   Investment Manager


                                   By: /s/ ROBERT J. BRANTMAN
                                      ------------------------------------------
                                      Name: Robert J. Brantman
                                      Title: Authorized Signatory

                                   CAERUS FUND LTD.
                                   By:  Promethean Asset Management L.L.C.
                                        Its:   Investment Manager


                                   By: /s/ ROBERT J. BRANTMAN
                                      ------------------------------------------
                                      Name: Robert J. Brantman
                                      Title: Authorized Signatory


                           [SIGNATURE PAGES CONTINUE]





                    [SIGNATURE PAGE TO WAIVER AND AGREEMENT]

                                   AG OFFSHORE CONVERTIBLES, LTD
                                   By:  Angelo, Gordon & Co., L.P.
                                        Its:   Investment Manager


                                   By: /s/ JOSEPH R. WEKSELBLATT
                                      ------------------------------------------
                                      Name:   Joseph R. Wekselblatt
                                      Title:  CFO

                                   LEONARDO, L.P.
                                   By:  Leonardo Capital Management, Inc.
                                        Its:   General Partner
                                   By:  Angelo, Gordon & Co., L.P.
                                        Its:   Director


                                   By: /s/ JOSEPH R. WEKSELBLATT
                                      ------------------------------------------
                                      Name:   Joseph R. Wekselblatt
                                      Title:  CFO














                    [SIGNATURE PAGE TO WAIVER AND AGREEMENT]

                              SCHEDULE OF INVESTORS

1.       HFTP Investment L.L.C.
         c/o Promethean Asset Management L.L.C.
         55 Fifth Avenue
         17th Floor
         New York, New York 10003
         Attention: Robert J. Brantman
         Telephone: (212) 702-5200
         Facsimile: (212) 758-9620
         Residence: Delaware

2.       Gaia Offshore Master Fund, Ltd.
         c/o Promethean Asset Management L.L.C.
         55 Fifth Avenue
         17th Floor
         New York, New York 10003
         Attention:   Robert J. Brantman
         Telephone: (212) 702-5200
         Facsimile:  (212) 758-9620
         Residence: Cayman Islands

3.       Caerus Fund Ltd.
         c/o Promethean Asset Management L.L.C.
         55 Fifth Avenue
         17th Floor
         New York, New York 10003
         Attention:  Robert J. Brantman
         Telephone: (212) 702-5200
         Facsimile:  (212) 758-9620
         Residence: Cayman Islands

4.       AG Offshore Convertibles, Ltd.
         c/o Angelo, Gordon & Co.
         245 Park Avenue
         New York, New York 10167
         Attention:   Gary I. Wolf
         Telephone: (212) 692-2058
         Facsimile:  (212) 867-6449
         Residence:  British Virgin Islands

5.       Leonardo, L.P.
         c/o Angelo, Gordon & Co.
         245 Park Avenue
         New York, New York 10167
         Attention:   Gary I. Wolf
         Telephone: (212) 692-2058
         Facsimile:  (212) 867-6449
         Residence:  Cayman Islands

                                    EXHIBIT A

                           PRO RATA CONVERSION AMOUNTS



         INVESTOR                           PRO RATA CONVERSION AMOUNT


HFTP Investment L.L.C.                               $2,583,333

Gaia Offshore Master Fund, Ltd.                      $  666,667

Caerus Fund Ltd.                                     $   83,333

AG Offshore Convertibles, Ltd.                       $1,666,667